MASTERS’ SELECT FUNDS TRUST

Supplement dated June 20, 2005
to Prospectus of the Masters’ Select Funds Trust
dated April 30, 2005

Notice to Existing and Prospective Shareholders of the Masters’ Select Value Fund:

Effective May 10, 2005, David Winters of Franklin Mutual Advisers (FMA) resigned his position with FMA. Effective the same date, Michael Embler, FMA’s Chief Investment Officer, replaced Winters as the portfolio manager for FMA’s portion of the Masters’ Select Value Fund. During the next few months Litman/Gregory Fund Advisors, LLC, the Fund’s investment adviser, will evaluate whether to retain FMA or another firm, such as Mr. Winters’ new firm, as the portfolio manager for this portion of the Masters’ Select Value Fund. All references in the Prospectus dated April 30, 2005 to Mr. Winters are hereby deleted.

The following information replaces the table on page 11 of the Prospectus:

INVESTMENT MANAGER/FIRM	TARGET MANAGER ALLOCATION	INVESTMENT EXPERIENCE/ RELEVANT FUND EXPERIENCE	MARKET CAPITALIZATION OF COMPANIES IN PORTFOLIO	STOCK-PICKING STYLE
Mason Hawkins Southeastern Asset Management, Inc.	25%	Over 25 years/ Longleaf Partners Fund since 1987	All sizes	Value
Bill Miller Legg Mason Funds Management, Inc.	25%	Over 20 years/ Legg Mason Value Trust since 1982	All sizes but mostly large and mid-sized companies	Eclectic, may invest in traditional value stocks or growth stocks
Bill Nygren Harris Associates L.P.	25%	Over 20 years/ Oakmark Select since 1996	Mostly large and mid-sized companies	Value
Michael Embler Franklin Mutual Advisers, LLC	25%	Over 10 years/ Mutual Recovery Fund since 2003, Mutual Beacon Fund since 2005	All sizes	Value

The following information replaces the section under David Winters beginning on page 27 of the Prospectus:

Masters’ Select Value Fund Portfolio Managers

Michael Embler

Franklin Mutual Advisers, LLC
51 John F. Kennedy Parkway
Short Hills, NJ 07078

Michael Embler is the portfolio manager for the segment of the Fund’s assets managed by Franklin Mutual Advisers, LLC (“Franklin Mutual”). Embler, the Chief Investment Officer of Franklin Mutual, is also the portfolio manager of the Mutual Recovery and Mutual Beacon funds. Franklin Mutual has managed a portion of Masters’ Select Value Fund assets since the inception of the Fund in June 2000. As of December 31, 2004, Franklin Mutual managed more than $37 billion assets.

Embler manages approximately 25% of the Fund’s assets. Embler works closely with the Franklin Mutual team of research analysts who employ a value approach to investing which seeks to invest in securities selling at a substantial discount to their intrinsic value, taking into consideration, among other factors, the ratios of price-to-cash flow, price-to-free cash flow, price-to-earnings, and price-to-book value. The firm considers companies of all sizes, although most of its investments are in mid-sized and larger companies. Franklin Mutual determines what a company would be worth if it were put up for auction and sold - and then seeks to buy at significant discounts. Consistent with this value approach, Franklin Mutual generally invests in three areas: (1) cheap stocks based on asset values, (2) arbitrage, and (3) bankruptcy situations. Investments in the latter two categories do not necessarily track broader market moves and, therefore, may tend to mitigate volatility in overall performance.

Franklin Mutual’s research process is bottom-up, with new ideas often coming from news about a company such as corporate restructurings, spin-offs, tender offers, 13d filings, and proxy fights. Franklin Mutual also analyzes companies whose share prices have suffered significant declines for such reasons as earnings disappointments and adverse legal judgments. After identifying a new investment possibility, Embler and the analysts engage in intensive fundamental research of the company, which often includes meetings with company management, visits to facilities, and discussions with competitors and others knowledgeable about the business. In addition, Franklin Mutual sometimes takes an activist approach in its investments to try to influence management to create value for all shareholders.